Exhibit 99.2

Griffon Corporation Completes Acquisition of Hunter Fan Company

•	Addition of Hunter will enhance portfolio of products, accelerate growth and online market presence

NEW YORK--(BUSINESS WIRE) – January 24, 2022-- Griffon Corporation (“Griffon” or the “Company”) (NYSE: GFF) has successfully completed its previously announced acquisition of Hunter Fan Company (“Hunter Fan” or “Hunter”), the leading U.S. brand of residential ceiling fans for $845 million, subject to post-closing adjustments. Hunter is now part of Griffon’s Consumer and Professional Products (CPP) segment.

“Hunter is a fantastic addition to our family of iconic brands including AMES, True Temper and ClosetMaid,” said Ronald J. Kramer, Griffon’s Chief Executive Officer. “Hunter has strong strategic alignment with our Consumer and Professional Products segment and will enhance our product portfolio while accelerating our growth and online market presence. We are pleased to welcome the Hunter Fan team to Griffon.”

Griffon financed the Hunter Fan acquisition with a new $800 million Term Loan B facility with initial pricing of the Secured Overnight Financing Rate (SOFR) floor of 50 basis points plus a spread of 275 basis points, for a total interest rate of 325 basis points. The OID (Original Issue Discount) was 99.75. Additionally, there are “step-down” features for the rate tied to achieving lower leverage ratio levels. Griffon will use a combination of cash on hand and borrowings under its revolving credit facility to fund the balance of the purchase price, and related acquisition and debt expenses.

Griffon will provide updated full year fiscal 2022 guidance to reflect the addition of Hunter for part of Griffon’s 2022 fiscal year during its fiscal first quarter earnings conference call scheduled for February 1, 2022 at 8:30 AM ET.

BofA Securities and Goldman Sachs & Co. LLC acted as financial advisors to Griffon. BofA Securities arranged the financing for the acquisition. Dechert LLP acted as Griffon’s legal counsel.

Raymond James and Piper Sandler acted as financial advisors to Hunter, and Gibson, Dunn and Crutcher acted as Hunter’s legal counsel.

About Griffon Corporation

Griffon Corporation is a diversified management and holding company that conducts business through wholly-owned subsidiaries. Griffon oversees the operations of its subsidiaries, allocates resources among them and manages their capital structures. Griffon provides direction and assistance to its subsidiaries in

Exhibit 99.2

connection with acquisition and growth opportunities as well as divestitures. In order to further diversify, Griffon also seeks out, evaluates and, when appropriate, will acquire additional businesses that offer potentially attractive returns on capital.

Griffon conducts its operations through two reportable segments:

•	Consumer and Professional Products (“CPP”) is a leading North American manufacturer and a global provider of branded consumer and professional tools; residential, industrial and commercial fans; home storage and organization products; and products that enhance indoor and outdoor lifestyles. CPP sells products globally through a portfolio of leading brands including AMES, since 1774, Hunter, since 1886, True Temper, and ClosetMaid.

•	Home and Building Product conducts its operations through Clopay Corporation (“Clopay”). Founded in 1964, Clopay is the largest manufacturer and marketer of garage doors and rolling steel doors in North America. Residential and commercial sectional garage doors are sold through professional dealers and leading home center retail chains throughout North America under the brands Clopay, Ideal, and Holmes. Rolling steel door and grille products designed for commercial, industrial, institutional, and retail use are sold under the CornellCookson brand.

Classified as a discontinued operation, Defense Electronics conducts its operations through Telephonics Corporation (“Telephonics”), founded in 1933, a globally recognized leading provider of highly sophisticated intelligence, surveillance and communications solutions for defense, aerospace and commercial customers.

For more information on Griffon and its operating subsidiaries, please see the Company’s website at www.griffon.com.

Important Additional Information Regarding Proxy Solicitation

Griffon filed its proxy statement and associated WHITE proxy card with the U.S. Securities and Exchange Commission (the “SEC”) on December 30, 2021 in connection with the solicitation of proxies for Griffon’s 2022 Annual Meeting (the “Proxy Statement”). Shareholders as of the record date of December 28, 2021, are eligible to vote at the 2022 Annual Meeting. Griffon, its directors and certain of its executive officers will be participants in the solicitation of proxies from shareholders in respect of the 2022 Annual Meeting. Details concerning the nominees of Griffon’s Board of Directors for election at the 2022 Annual Meeting and information regarding the names of Griffon’s directors and executive officers and their respective interests in Griffon by security holdings or otherwise is set forth in Griffon’s Proxy Statement. BEFORE MAKING ANY VOTING DECISION, INVESTORS AND SHAREHOLDERS OF THE COMPANY ARE URGED TO READ ALL RELEVANT DOCUMENTS FILED WITH THE SEC, INCLUDING THE PROXY STATEMENT AND ACCOMPANYING WHITE PROXY CARD, AND ANY SUPPLEMENTS THERETO, BECAUSE THEY CONTAIN IMPORTANT INFORMATION. Investors and shareholders may obtain a copy of the Proxy Statement and other relevant documents filed by Griffon with the SEC free of charge from the SEC’s website, www.sec.gov, or by directing a request by mail to Griffon Corporation, Attention: Corporate Secretary, at 712 Fifth Avenue, New York, NY 10019, or by visiting the investor relations section of Griffon’s website, www.griffon.com.

Exhibit 99.2

Forward-looking Statements

“Safe Harbor” Statements under the Private Securities Litigation Reform Act of 1995: All statements related to, among other things, income (loss), earnings, cashflows, revenue, changes in operations, operating improvements, the effects of the Hunter Fan transaction, industries in which Griffon operates and the United States and global economies that are not historical are hereby identified as “forward-looking statements” and may be indicated by words or phrases such as “anticipates,” “supports,” “plans,” “projects,” “expects,” “believes,” “should,” “would,” “could,” “hope,” “forecast,” “management is of the opinion,” “may,” “will,” “estimates,” “intends,” “explores,” “opportunities,” the negative of these expressions, use of the future tense and similar words or phrases. Such forward-looking statements are subject to inherent risks and uncertainties that could cause actual results to differ materially from those expressed in any forward-looking statements. These risks and uncertainties include, among others: current economic conditions and uncertainties in the housing, credit and capital markets; Griffon’s ability to achieve expected savings from cost control, restructuring, integration and disposal initiatives; the ability to identify and successfully consummate, and integrate, value-adding acquisition opportunities; increasing competition and pricing pressures in the markets served by Griffon’s operating companies; the ability of Griffon’s operating companies to expand into new geographic and product markets, and to anticipate and meet customer demands for new products and product enhancements and innovations; reduced military spending by the government on projects for which Griffon’s Telephonics Corporation supplies products, including as a result of defense budget cuts or other government actions; the ability of the federal government to fund and conduct its operations; increases in the cost or lack of availability of raw materials such as resin, wood and steel, components or purchased finished goods, including any potential impact on costs or availability resulting from tariffs; changes in customer demand or loss of a material customer at one of Griffon’s operating companies; the potential impact of seasonal variations and uncertain weather patterns on certain of Griffon’s businesses; political events that could impact the worldwide economy; a downgrade in Griffon’s credit ratings; changes in international economic conditions including interest rate and currency exchange fluctuations; the reliance by certain of Griffon’s businesses on particular third party suppliers and manufacturers to meet customer demands; the relative mix of products and services offered by Griffon’s businesses, which impacts margins and operating efficiencies; short-term capacity constraints or prolonged excess capacity; unforeseen developments in contingencies, such as litigation, regulatory and environmental matters; unfavorable results of government agency contract audits of Telephonics Corporation; our strategy, future operations, prospects and the plans of our businesses, including the exploration of strategic alternatives for Telephonics Corporation; Griffon’s ability to adequately protect and maintain the validity of patent and other intellectual property rights; the cyclical nature of the businesses of certain of Griffon’s operating companies; and possible terrorist threats and actions and their impact on the global economy; the impact of COVID-19 on the U.S. and the global economy, including business disruptions, reductions in employment and an increase in business and operating facility failures, specifically among our customers and suppliers; Griffon’s ability to service and refinance its debt; and the impact of recent and future legislative and regulatory changes, including, without limitation, changes in tax law. Such statements reflect the views of the Company with respect to future events and are subject to these and other risks, as previously disclosed in the Company’s Securities and Exchange Commission filings. Readers are cautioned not to place undue reliance on these forward-looking statements. These forward-looking statements speak only as of the date made. Griffon undertakes no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except as required by law.

Exhibit 99.2

Contacts

Griffon Corporation
Brian G. Harris
ir@griffon.com
SVP & Chief Financial Officer
(212) 957-5000

Media
Gladstone Place Partners
Lauren Odell / Danielle Fornabaio
Griffon@gladstoneplace.com
212-230-5930

Investors
MacKenzie Partners
Dan Burch / Jeanne Carr
dburch@mackenziepartners.com
jcarr@mackenziepartners.com
1 800-322-2885

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